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[letterhead]

April 18, 1997

Mr. Kevin J. Bartczak, CFO
Paravant Computer Systems, Inc.
1615A West NASA Blvd.
Melbourne, FL 32901

Dear Kevin:

National City Bank, Dayton (hereinafter referred to as "Bank") is pleased to make the following credit facility available to Paravant Computer Systems, Inc. (hereinafter referred to as "Borrower"):


AMOUNT AND TYPE OF LOAN:  $4,000,000.00 secured non-reporting, demand line of credit.

PURPOSE:                  To  provide  working  capital  for  the  on-going  operations  of  the
                          Borrower.

INTEREST RATE:            The    Bank's    Prime    Rate    it    exists    from   time-to-time.
                                                        (or)
                          30 or 60 day LIBOR plus 2.70%. Rates are 8.39% and 8.54%  respectively using today's LIBOR rates.

ADVANCE RATES:            NONE (No reporting required)

COLLATERAL:               This  credit facility shall be secured by a first security interest in all  accounts,  accounts  receivable,  inventory and  equipment and by other such security as Bank may  reasonably  request  pursuant  to the terms and conditions of any loan agreement which  the Bank may require to effect this loan.

GUARANTORS:               NONE
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Paravant Computer Systems, Inc.
Richard P. McNeight
April 18, 1997
Page 2

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
AMORTIZATION:             Revolving,  i.e.,  principal may be drawn as needed and repaid as able prior to  maturity.  However,  principal  is due in full upon  demand.
                          Interest is due monthly.

EXPIRATION:               On demand,  but credit shall be reviewed annually on or before January
                          31.

PRE-PAYMENT PENALTY:      None,  if Prime rate option is  selected.  If LIBOR option is selected
                          Bank may impose its  make-whole  provision  wherein it may recover the value of interest income foregone.

FEES:                     The Borrower  shall be responsible  for all fees,  legal or otherwise, incurred  by it or by Bank on the  Borrower's  behalf  in  processing, closing and maintaining the credit facility.

OTHER CONDITIONS:         1. Borrower is to maintain its principal banking accounts with Bank.

                          2. Borrower is to submit to Bank quarterly financial statements within
                          60 days of the close of the accounting  period,  and annual  financial statements  within  120 days of the  close  of the  fiscal  year  end.
                          Quarterly statements may be compilations or management  prepared,  and annual statements are to be audited by a certified public  accountant.
                          Such  statements  are  to be  prepared  using  the  accrual  basis  of
                          accounting  as  defined  under  the  Generally   Accepted   Accounting
                          Principles ("GAAP").

                          3. Borrower is to furnish Bank a quarterly certificate showing that it is in compliance with all terms of the credit facility.
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Paravant Computer Systems, Inc.
Richard P. McNeight
April 18, 1997
Page 3

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
                          4.  Borrower is to maintain  adequate  levels of hazard  insurance  on pledged  assets with evidence of insurance  delivered to Bank prior to first disbursement. Bank must be listed as loss payee and/or mortgagee on policies.

                          5. Third parties  should in no way rely on this letter and the Bank is not liable for any  actions  taken by a third  party  because of their reliance on this letter.
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As is our normal  practice, the  continued  availability  of  credit  under this reporting line of credit will be contingent upon the Borrower's maintenance of a sound financial condition and a satisfactory relationship with the Bank.

This agreement supersedes Borrower's loan application to Bank and all other prior oral and written understanding between Bank and Borrower with regard to the transactions provided for herein.

If this facility is accepted by the Borrower but not consummated, this letter, at Bank's option, may be considered canceled but Borrower will still be liable for all out of pocket expenses incurred by the Bank in preparation for the closing.

Please indicate acceptance of the stated terms of this letter by executing the enclosed copy and returning the same to us on or before May 15, 1997.
If acceptance is not received by this date, this agreement will be considered canceled and void. In the event Borrower desires to change any of the terms or conditions of our agreement as stated herein, we reserve the right to review and approve any changes in writing, or cancel this agreement in its entirety if we deem it appropriate. Funding of this facility shall take place no later than May
30, 1997.

Very truly yours,

/s/HUNTER D. PARKER
Hunter D. Parker
Vice President



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Paravant Computer Systems, Inc.
Richard P. McNeight
April 18, 1997
Page 4

The  undersigned  hereby accepts the foregoing demand line of credit of National
City Bank, Dayton, Ohio, and the terms and conditions set forth herein, this 24th day of April, 1997.


                                  Paravant Computer Systems, Inc.

                                  By: /s/ RICHARD P. McNEIGHT
                                      ------------------------------
                                      Richard P. McNeight, President


                                  By: /s/ KEVIN J. BARTCZAK
                                      ------------------------------
                                      Kevin J. Bartczak, CFO

                                      Date: 24 April 97





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